Bristow Group Inc. Presentation to Investors January 2011 11 Exhibit 99.1

Forward-looking Statements
This presentation may contain “forward-looking statements” within the meaning of the Private Securities
Litigation Reform Act of 1995. Forward-looking statements include statements about our future business, operations, capital expenditures, fleet composition, capabilities and results; financial projections; plans, strategies and objectives of our management, including our plans and strategies to grow earnings and our business, our general strategy going forward and our business model; expected actions by us and by third parties, including our customers, competitors and regulators; the valuation of our company and its valuation relative to relevant financial indices; assumptions underlying or relating to any of the foregoing, including assumptions regarding factors impacting our business, financial results and industry; and other matters. Our forward-looking statements reflect our views and assumptions on the date of this presentation regarding future events and operating performance. They involve known and unknown risks, uncertainties and other factors, many of which may be beyond our control, that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks, uncertainties and other factors include those discussed under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial
Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended March 31,
2010 and Form 10-Q for the quarter ended September 30, 2010.   We do not undertake any obligation,
other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Company Overview

Bristow is the leading provider of helicopter transportation services to the global offshore industry
• Ticker: BRS
• Stock price
1
: $38.78
• Market cap
1
: ~$1.42 billion
• Enterprise value
1
: ~$2.0 billion
• ~20 countries
• 578 aircraft
• ~3,400 employees
$275
$67
• Bristow flies crews and light cargo to production platforms, vessels and rigs
1) As of 10/29/2010. Based on 36.7 million fully diluted weighted average shares outstanding for the quarter ended 09/30/2010.

Key Investment Considerations
Leading Market Position:
#1 or #2 in each market
Experienced Management Team:
180 years of Senior Management
business experience
Industry Leading Safety Record:
0.17 vs. 2.27 OGI accident rate per
100k of flight hours
As of September 30, 2010
Stable Revenue and Cash Flow
Drive Strong Financial Performance:
’07 -’10 CAGR EBITDA growth: 16.3%
As of September 30, 2010
Well Positioned to Capitalize on
Improving Industry Fundamentals:
~$258m EBITDA LTM 9/30/10
~3.0x Debt / EBITDA 9/30/10
Geographic and Fleet Diversification:
~20 countries with 578 aircraft
As of September 30, 2010
Note: OGI is Oil & Gas Industry

Bristow Core Values
•
Safety
– Safety first, with a “Target Zero” goal of no accidents
•
Quality and Excellence
– Set and achieve high standards in
everything we do
•
Integrity
– Do the right thing in conjunction with our Code of
Business Conduct
•
Fulfillment
– Develop our talents and enjoy our work
•
Teamwork
– Communicate openly and respect each other
•
Profitability
– Make prudent decisions and grow the business

Industry leading safety record creates marketing and cost
advantage
• Safety is the primary core value
• ‘Target Zero’ safety vision changes culture and behavior to achieve:
• Zero accidents
• Zero harm to people
• Zero harm to the environment
• Bristow safety performance protects customer personnel
and reputation
• Safety Performance accounts for 25% of management
incentive compensation
• Bristow accident rate is approximately one tenth the
average rates for the oil and gas industry and all civil
helicopters
• Bristow Academy provides industry-specific training to
improve pilot quality
* Averages for most recently available three-year period: Helicopter Association International 2007-2009,
International Oil & Gas Producers 2005-2007, Bristow Group 2008-2010, excluding Bristow Academy commercial training
3-year average air
accident rates
*
per 100K flight hours
Bristow
Oil & Gas industry
All civil helicopters
2.79
2.27
0.17

• Bristow has long-term relationships with the oil and gas operators that account for 80% of global offshore E&P spending
• Industry-leading safety performance - the key customer requirement
• #1 or #2 market position in the major oil and gas provinces: North Sea,
USGoM, Australia, West Africa and Brazil
• New-technology fleet of medium and large sized helicopters meets the needs of premium and fast growing deepwater segment
• Stable revenue and cash flows drive strong financial performance;
strong balance sheet ensures continued financial flexibility
• Experienced management team
Key Competitive Advantages

Bristow services are utilized in every phase of offshore
oil and gas activity, especially production
• Largest share of revenues (>60%)
relates to oil and gas production,
ensuring stability and growth
• There are ~ 8,000 offshore production
installations worldwide - compared with
>600 drilling rigs
• Bristow revenues driven by both Opex
and Capex
PRODUCTION
DEVELOPMENT ABANDONMENT
EXPLORATION SEISMIC
H e l i c o p t e r     t r a n s p o r t a t i o n     s e r v i c e s
Typical revenues by segment
Exploration
20%
Development
10%
Production
60%
Other 10%

Low risk contract structure results in more predictable
revenue and cash flow
Two-tiered contract structure includes both:
• Fixed or monthly fee to reserve capacity
• Variable fees based on hours flown
• In most markets, Bristow earns 65% of revenue without flying
Revenue Sources
Variable
hourly
35%
Fixed
monthly
65%
Operating Income
Variable
hourly
30%
Fixed
monthly
70%
Bristow’s steady performance through the recent financial crisis and recession highlights the more stable nature of our business

0%
5%
10%
15%
20%
25%
30%
35%
40%
45%
HOS BRS AIRM PHII RIG NE ESV TDW GLF CKH PDE HERO RDC DO TRMA
Coefficient of Variation of EBITDAR Margin, 1999 to 2009
Note: Coefficient of Variation is calculated as (standard deviation of (EBITDAR as a % of revenues)) / (mean of
(EBITDAR as a % of revenues)) using quarterly data from 4Q1999 to 4Q2009, inclusive
Source: JP Morgan
Stability of Bristow cash flows through full cycle
Bristow’s low margin volatility relative to oil service peers highlights its close tie to offshore production

12 Our customers are market leaders

9/30/2010
Small
31%
Medium
43%
Large
26%
Repositioning fleet toward premium segments
4
• Shift of global offshore industry toward deepwater exploration and production creates need for larger and more technologically advanced helicopters
• Bristow has responded by upgrading fleet, personnel and training
9/30/2007
Small
52%
Medium
31%
Large
17%

Senior Management Team
William Chiles
President & CEO
July 2004
Richard Burman
Senior Vice President
Operations
October 2004
Mark Duncan
Senior Vice President
Commercial
January 2005
Hilary Ware
Senior Vice President
Administration
August 2007
Randall Stafford
Senior Vice President
General Counsel &
Corporate Secretary
May 2006
Jonathan Baliff
Senior Vice President &
Chief Financial Officer
October 2010
•
Senior management team has a combined 180
years of business experience
• A proven track record of delivering results
• Focused on increasing ROCE/WACC spread and cash flow to drive financial performance
Note: ROCE is Return on Capital Employed

Key Accomplishments of the Bristow team
•
Strengthened relationships with
global customers at the executive
and operating levels
•
Implemented return targets by
business unit
•
Improved profitability and cash flow
•
Established global fleet management
•
Integrated global operations;
established global flight and
maintenance standards
•
Divested non-core businesses (53
small helicopters in GOM)
•
Enhanced the safety culture
•
Implemented cost reductions in early
2009
•
Instilled regulatory compliance
culture
•
Invested about $1.4 billion in new
technology aircraft (Fleet age
reduced from 19 years to 12 years)
•
Acquired 42.5% of Líder Aviation in
Brazil, a high growth market

Market Overview

Oil and gas industry expanding to new offshore regions
•
Fastest growth in Africa, Brazil and Asia
•
Europe becoming a mature production province – but intense activity will continue to mitigate decline and leverage infrastructure
Offshore oil and gas production by region
1995
25 mmboe/d
14%
14%
30%
7%
16%
2%
17%
2010
42 mmboe/d
10%
15%
16%
12%
21%
6%
20%
2020E
46 mmboe/d
6%
17%
10%
13%
25%
8%
21%
Source: PFC Energy, March 2010
NAmerica
LatAmerica
Europe
SSAfrica
MidEast/NAfrica
FormerSU
AsiaPac

Offshore spending—particularly Opex—projected to grow
over next decade
•
All segments will show significant spending increases
•
As production matures in the deepwater, spending will switch from Capex to
Opex
Source: PFC Energy, March 2010
Global offshore E&P spending forecast
$ billion
CAPEX
OPEX
0
100
200
300
400
500
600
700
2000 est 2010 proj 2020 proj
CAPEX OPEX

• >6% forecast annual real growth in deepwater installations
• Typical client facility is 100 – 200 miles offshore with a crew of 150, compared with 20 miles offshore and a crew of 20 in shallow water
• Brazil, West Africa and USGoM have 77% of global deepwater installations with helidecks
Source: PFC Energy, September 2010
Deepwater production installations are fastest growing
segment…
0
50
100
150
200
250
300
350
400
2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020
Total Active Deepwater Platforms

…driving demand for medium and large helicopters
• Expanding markets for medium and large sized twins
• Larger and newer aircraft can support locations further offshore and comply with new regulatory and safety requirements
• Revenue and income from 3 new large twins approximately equates to 50 small aircraft
Large twin
Medium twin
Offshore helicopter demand forecast
2010 to 2014
Source: PFC Energy, October 2010
0
200
400
600
800
1000
1200
2010 2011 2012 2013 2014

Operating Income Q2 FY11*
North
America
14%
Europe
33%
West Africa
26%
Australia
10%
Other
International
17%
Bristow is organized to respond to most attractive global
growth opportunities
• Geographically focused on strongest growth markets
• Global presence creates flexibility to redeploy aircraft in response to changing market conditions
*
Excludes centralized operations, corporate, gain on sale of assets and Bristow Academy

52
124
102
328
294
141
445
0
50
100
150
200
250
300
350
400
450
500
FY06 FY07 FY08 FY09 FY10 YTD11
Bristow has responded to evolving market by upgrading
helicopter size and technology
•
Right-sizing the fleet to meet
migration to deepwater
–
Small 48% 30%
–
Medium   29% 42%
–
Large 20% 26%
•
Invested $1.4 billion in new
technology aircraft
–
Exceed the most stringent safety
requirements
–
Increased range with heavier payloads
•
Reduced average age of fleet from
19 years to under 12 years
Historical fleet profile*
Helicopter capital expenditures
320
125 136
309
Small
Medium
Large
*  Fleet  profile excludes Bristow Academy and unconsolidated affiliates
226
0
50
100
150
200
250
300
350
400
450
500
FY05 Delivered Removed YTD 2011

56
145
4
3
7
4
7
17
9
15
1
4
7
8
20
7
11
12
North America
Brazil, Colombia
Mexico, Trinidad
Nigeria, Ghana
Equatorial Guinea
Europe
Caspian, Mid-East
Libya, East Africa
Malaysia, Thailand
Indonesia
Australia
Small Medium Large
19
88
59
Total Opportunities *
30
Selected opportunities for 166 additional helicopters
Chart shows specific customer opportunities identified by Bristow as of April 2010

24 Plan to capture 33% of identified opportunities while maximizing optionality 12 on order large medium small orders 7 5 0 options 10 25 0 As of September 30, 2010

Financial Update

Our financial strategy
•
Improve capital discipline with a specific capital allocation framework
•
Prudent balance sheet management is a core principle
•
Liquidity maintained at $200-$250 million
•
Best risk/return opportunities attract growth capital
•
Balance shareholder return between capital appreciation and regular return of capital
•
Communicate the capital allocation framework
•
Focus on providing enhanced value for shareholders by making better investment decisions with improved metrics – use of ROCE
AND
WACC
•
Lower Cost of Debt through opportunistic financing that increases flexibility
•
Lower Cost of Equity by providing more predictable expectations for our security holders

$60
$125
$104
$74
$58
$58
$56
$0
$20
$40
$60
$80
$100
$120
$140
2006 2007 2008 2009 2010 2011
$136
$134
$124
$277
$230
$126
$165
$-
$50
$100
$150
$200
$250
$300
2006 2007 2008 2009 2010 2011
$1.58
$1.63
$1.52
$3.56
$3.41
$2.74
$2.45
$-
$1
$1
$2
$2
$3
$3
$4
$4
2006 2007 2008 2009 2010 2011
$605
$582
$586
$1,134
$1,013
$844
$710
$-
$200
$400
$600
$800
$1,000
$1,200
$1,400
2006 2007 2008 2009 2010 2011
Proven business model and prudent balance sheet
management has delivered even during recent downturn
1)  Revenue from continuing operations
2)  FY09 EBITDA, Net Income, and Diluted EPS include $36.2 mm, $23.4 mm and $0.68, respectively, from sale of GoM assets
CAGR
5.9%
Revenue ¹
– Fiscal Year End 3/31 ( in millions)
Diluted EPS²
– Fiscal Year End 3/31
Net Income²
– Fiscal Year End 3/31 ( in millions)
EBITDA²
– Fiscal Year End 3/31 (in millions)
CAGR
11.3%
CAGR
16.3%
CAGR
15.7%
1
Six months ended September 30 Six months ended September 30
1
$1,168
$260
$3.10
$114

What is Our Capital Allocation Framework?
Three Principles
Invest in
Growth Opportunities
Return Capital
to Shareholders
Reduce Leverage
“One-time” Payout
“One-time” Payout
Organic Growth
Growth through
Acquisitions
Tender Offer
Tender Offer
Special Dividend
Special Dividend
“Continuous” Payout
“Continuous” Payout
Regular Dividend
Regular Dividend
Repurchase Program
Repurchase Program
Create/Build
Liquidity
Yes
No
Principle: Highest Return
Principle: Prudent
Balance Sheet
Management
Principle: Balanced
Shareholder Return
Yes
Yes
Are country hurdle rates met?
Organic Acquisition
Liquidity Adequate?
Yes
Capital Structure
Targets Achieved?
No

Prudent balance sheet management is board mandated
•
Remain conservatively capitalized
•
Debt to total capitalization below approximately 45%
•
Debt / EBITDA in the range of 3.0x to 3.5x
•
Board policy to maintain at least $100 million of liquidity through cash and revolving credit availability at all times
•
Liquidity in the range of $200 to $250 million
•
Maintain Senior Unsecured BB (stable outlook) credit rating
•
Create more flexibility in capital structure for debt buyback and part of capital allocation

Our new $375 million secured bank credit facility aligns well with our financial strategy
•
$175 million 5-year revolver and $200 million 5-year term loan
•
$100 million accordion feature
•
Term loan proceeds was used to repay $230 million 6 1/8% senior notes due 2013 on December 23, 2010; revolver for general
corporate purposes
•
Initial borrowing margin will be LIBOR + 2.50%
•
Reverse flexing to 2.375% after June 30, 2011 financials are provided to lenders
•
Leverage ratio pricing grid not ratings driven
•
Additional indebtedness subject to financial ratios
•
Enhanced restricted payments capability for dividends and stock repurchases

Total capitalization
$2.1 billion
(September 30, 2010)
$1.4 billion
Equity
Today’s Strong balance sheet and liquidity position
• Cash on hand at September 30, 2010:  $108.5 million
• YTD FY11 EBITDAR
1
of $137.4 million
• Significant revolver borrowing capacity (~$135 million
undrawn after redeeming the 6 1/8% notes)
$721 million
Debt
Liquidity
1) Earnings before interest, tax, depreciation, amortization and aircraft rental expense
2) Reconciliation in Appendix.  Adjusted debt includes balance sheet debt, unfunded pension liability and NPV of helicopter leases
Capital Structure
• $175 million, five-year revolver (Libor + 2.50%)
• $200 million, five-year Term Loan
• $350 million 7.5% senior notes due 2017
• $115 million 3.0% convertible senior notes; first put in 2015
• 37 million shares of common stock
Leverage
• Adjusted Debt to Total Capital 38.0%
2
as of September 30, 2010
• Adjusted Debt to EBITDAR 2.13:1
2

Helicopter aftermarket provides cash and value for Bristow
•
Global aftermarket for excess helicopters helps balance supply and demand in the oil and gas sector
•
Historically, Bristow has been successful in selling its non-core aircraft for prices in excess of book value
•
From FY07 through FY10, Bristow sold 135 aircraft for ~$211 million in proceeds
•
Bristow sold aircraft to ~ 30 different buyers, representing a number of different sectors, including:
•
Air Medical • Police and Firefighting • Seismic Support
• Logging • General Commercial • Training / Personal Use
•
The size and global nature of the helicopter market, the diversity of end users and the high level of maintenance required by safety regulations helps maintain helicopter values and an active aftermarket
With the oil and gas sector comprising only 4% of the global helicopter market, there has been liquidity for sale of our assets

Projected operating cash covers capex; over $500 million
available for growth and/or distribution to shareholders
78
100
1400
84
762
800
300
230
217
125
552
Projections based on five-year plan; actual financing choices will depend on evaluation of available options: subject to numerous conditions, uncertainties and risks, including operating performance, industry conditions, management decisions regarding financing and use of funds and board approval

Our strategy…gaining altitude
•
Deliver on the Brand promise though the safest and most
valuable services
•
Create Discipline around capital allocation
•
Adhere to a prudent balance sheet management
philosophy- always
•
Employ a robust return on capital employed and beyond
model for growth capital

Appendix A Aircraft Information

Aircraft Fleet – Medium and Large - As of September 30,
2010
Next Generation Aircraft
Mature Aircraft Models
Medium capacity 12-16 passengers
Large capacity 18-25 passengers
Aircraft
Type No. of PAX Engine Consl Unconsl Total Ordered
Medium Helicopters
AW139 12 Twin Turbine 5 4 9 2
Bell 212 12 Twin Turbine 3 23 26 -
Bell 412 13 Twin Turbine 40 44 84 -
EC155 13 Twin Turbine 10 - 10 -
Sikorsky S-76 A/A++ 12 Twin Turbine 21 10 31 -
Sikorsky S-76 C/C++ 12 Twin Turbine 51 25 76 3
130 106 236 5
Large Helicopters
AS332L Super Puma 18 Twin Turbine 30 - 30 -
Bell 214ST 18 Twin Turbine 3 - 3 -
EC225 25 Twin Turbine 14 - 14 3
Mil MI 8 20 Twin Turbine 7 - 7 -
Sikorsky S-61 18 Twin Turbine 2 - 2 -
Sikorsky S-92 19 Twin Turbine 22 1 23 4
78 1 79 7

Aircraft Fleet – Small, Training and Fixed
As of September 30, 2010 (continued)
Next Generation Aircraft
Mature Aircraft Models
Small capacity 4-7 passengers
Training capacity 2-6 passengers
Aircraft
Type No. of PAX Engine Consl Unconsl Total Ordered
Small Helicopters
Bell 206B 4 Turbine 2 2 4 -
Bell 206 L-3 6 Turbine 5 6 11 -
Bell 206 L-4 6 Turbine 31 2 33 -
Bell 407 6 Turbine 44 1 45 -
BK 117 7 Twin Turbine 2 - 2 -
BO-105 4 Twin Turbine 2 - 2 -
EC135 7 Twin Turbine 6 3 9 -
AS350 4 Turbine - 36 36 -
Agusta 109 8 Twin Turbine - 3 3 -
92 53 145
-
Training Helicopters
AS355 4 Twin Turbine 3 - 3 -
Bell 206B 6 Single Engine 9 - 9 -
Robinson R22 2 Piston 10 - 10 -
Robinson R44 2 Piston 2 - 2 -
Sikorsky 300CB/Cbi 2 Piston 51 - 51 -
Fixed Wing 1 - 1 -
76
-
76
-
-
Fixed Wing
3 39 42
-
Total
379 199 578
12
(1)
(1) Signed customer contracts are in place for seven of these twelve aircraft as of September 30, 2010

Appendix B Other Company Information

39 #2 #1 #1 #2 #1 #1 #2 #1* #1* #1* #1 * Unconsolidated affiliate #2 #1* Leading market position

West Africa (WASBU)
Nigeria
• Represents 19%* of
revenue
• 26% of operating
income in Q2 FY11
• Operating margin
29.5% in Q2 FY11
• Continues to be a high
margin business unit
• Recent changes in the
competitive landscape
of the region make
operating results
unpredictable
Lagos
Escravos
Port Harcourt
Warri
Eket
Calabar
* For the three months ended September 30, 2010

Europe (EBU)
UK
Netherlands
Norway
Norwich
Aberdeen
Scasta
Stavanger
Den Helder
Bergen
Hammerfest
• Represents 38%* of
revenue
• 33% of operating income in
Q2 FY11
• Operating Margin 18.4% in
Q2 FY11
• Slight increase in operating
margin for the Sept quarter
is a result of operating
expense decrease
• Centralized operations
show first results of
improved cost efficiency
* For the three months ended September 30, 2010

Karratha
Exmouth
Learmonth
Varanus Is
Barrow Is
Australia (AUSBU)
Australia
Perth
Dongara
Essendon
Tooradin
Broome
Truscott
Darwin BDI provide support
to the Republic of
Singapore Air Force
Oakey
• Represents 12%* of
revenue
• 9% of operating
income in Q2 FY11
• Operating margin
16.3% in Q2 FY11
• Negotiations completed
with the pilot’s union
• Minor decline in
operating margin is due
to increase in salaries
and benefits
• Introduction of new
aircraft results in
change in revenue mix
* For the three months ended September 30, 2010

North America (NABU)
• Represents 18%* of
revenue
• 14% of operating
income in Q2 FY11
• Operating margin
16.1% in Q2 FY11
• Additional work from
BP in support of the
spill control resulted in
6% operating margin
increase
• Drilling Moratorium was
lifted on October 13,
2010
* For the three months ended September 30, 2010

Other International (OIBU)
• OIBU represents 12%* of revenue
for the quarter
• 17% of operating income in Q2 FY11
• Operating margin 30.6% in Q2 FY11
• Brazil – Lider: expecting start up of
new contracts
• Recent contract awards coming on
full force
• Focused on improving business
performance in Trinidad
Consolidated in OIBU
Unconsolidated Affiliate
* For the three months ended September 30, 2010

EBITDA and EBITDAR Reconciliations
($ in millions)
2000 2001 2002 2003 2004
Income from continuing operations $8.8 $27.9 $42.5 $40.3 $49.6
Income tax expense 3.8 13.3 19.1 17.5 18.5
Interest expense 18.5 18.4 15.8 14.9 16.8
Depreciation and amortization 32.0 33.1 33.9 37.5 39.4
  EBITDA Subtotal 63.1 92.7 111.4 110.2 124.3
Aircraft rental expense – – – – –
EBITDAR
$63.1 $92.7 $111.4 $110.2 $124.3
($ in millions)
2005 2006 2007 2008 2009 2010
Income from continuing operations $49.2 $54.5 $72.5 $107.7 $125.5 $113.5
Income tax expense $20.4 $14.7 $38.8 $44.5 $50.5 $29.0
Interest expense $15.7 $14.7 $10.9 $23.8 $35.1 $42.4
Depreciation and amortization 40.5 42.1 42.5 54.1 65.5 74.7
  EBITDA Subtotal 125.8 125.9 164.7 230.1 276.7 259.6
Aircraft rental expense – 2.1 6.3 6.3 8.2 8.5
EBITDAR $125.8 $128.0 $171.0 $236.4 $284.9 $268.1
March 31,
March 31,
($ in millions)
YTD FY10 YTD FY11
Income from continuing operations $57.7 $59.8
Income tax expense 20.7 11.9
Interest expense 20.7 22.4
Depreciation and amortization 36.7 40.3
  EBITDA Subtotal 135.8 134.4
Aircraft rental expense 4.9 3.0
EBITDAR $140.7 $137.4
September 30,

Leverage Reconciliation
Debt Investment Capital Leverage
(a) (b) (c)  = (a) + (b) (a) / (c)
As of September, 2010 720.6 $       1,432.6 $      2,153.2 $          33.5%
Adjust for:
Unfunded Pension Liability 112.6          112.6
NPV of GE and Norsk Lease Obligations 43.5            43.5
Adjusted 876.7 $       (d) 1,432.6 $      2,309.3 $          38.0%
Calculation of debt to EBITDAR multiple
EBITDAR:
FY 2011 274.8 $       (e)
Annualized 366.4 $
= (d) / (e) 2.13 : 1